POWER OF ATTORNEY            Exhibit 24

(For Executing SEC Forms 3, 4, 5 and 144)

 KNOW ALL PERSONS BY THESE PRESENTS, that the
undersigned hereby constitutes and appoints each of E. A. Blanchard,
T. E. Murphy and T. A. Slater signing singly,
his true and lawful attorney-in-fact and agent for him and in his name, place and stead, in any and all capacities to:

 (1) execute Forms 3, 4 and 5 and any amendments thereto
under Section 16(a) of the Securities Exchange Act of
1934 and the rules relating thereto relating to
transactions involving the securities of Olin Corporation
("Olin");

 (2) execute Form 144 and any amendments thereto under
Rule 144 promulgated under the Securities Act of 1933
relating to transactions involving securities of Olin; and

 (3) do and perform any and all acts which may be necessary
or desirable to complete the execution of any such Form
3, 4, 5 or 144 or amendment and the filing of such form
or amendment with the United States Securities and
Exchange Commission, any other authority and any
stock exchange.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

 The undersigned acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is Olin assuming, any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 or with Rule 144 of the Securities Act of 1933.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5 and 144 with respect to the undersigned's holdings of and transactions in securities issued by Olin, unless earlier revoked by the undersigned in a signed document delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed effective as of April 27, 2017.

 /s/ Thomas J. O'Keefe
 Signature

 Thomas J. O'Keefe
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